Neuberger Berman ETF Trust®
Neuberger Berman Flexible Credit Income ETF

Supplement to the Prospectus, dated June 19, 2024, as may be further amended and supplemented

The following change applies to the Prospectus of Neuberger Berman Flexible Credit Income ETF:

Effective immediately, the section entitled, “Appendix-Related Performance Information of Similar Accounts” is hereby deleted in its entirety and replaced with the following:

Appendix – Related Performance Information of Similar Accounts

Neuberger Berman Flexible Credit Income ETF (the “Fund”) has recently commenced operations and has no performance history. Neuberger Berman Investment Advisers LLC (“NBIA”) manages other advisory accounts that have substantially similar investment objectives, policies and investment strategies as the Fund and the table below provides supplemental performance information for the Multi-Sector Credit Composite which is a composite of all such accounts (the “Composite”). The Composite performance information does not represent the performance of the Fund. It is provided to illustrate the past performance of NBIA in managing the Composite.  In addition, the performance is shown against the Bloomberg U.S. Universal Index (the “Universal Index”) and the Bloomberg U.S. Aggregate Bond Index (the “Bond Index”). The Fund’s portfolio management team is the same team that is responsible for managing the accounts that constitute the Composite.

The historical performance data for the Composite should not be considered a substitute for the Fund’s performance, and should not be considered an indication of the Fund’s future performance.  As of December 31, 2023, the Composite was comprised of five accounts with approximately $5.7 billion in assets under management.  Since fees, commissions, and taxes may differ for the Composite and the Fund, performance data for identical periods may differ. You should not assume that the Fund will have the same performance as the Composite. An investment in the Fund can lose value. The Composite includes accounts that are not registered under the Investment Company Act of 1940 (the “1940 Act”), and therefore are not subject to certain investment restrictions, diversification requirements, and other regulatory requirements imposed by the 1940 Act or by the Internal Revenue Code of 1986. If those accounts had been registered under the 1940 Act, the performance results might have been lower. Although the Fund and the Composite have substantially similar investment objectives, policies and investment strategies, differences in asset size and cash flows may result in differences in security selection, relative weightings or differences in the price paid for certain securities. As such, the investments held by the Fund may not be identical to the investments held by the Composite and the future performance of the Fund will differ from the performance of the Composite.

The Composite’s net performance information is calculated in accordance with GIPS®, created and administered by the CFA Institute. This method of calculating performance differs from the SEC’s standardized methodology that will be used to calculate the Funds’ performance and may result in an average annual total return that may be higher than that derived from the SEC’s standardized methodology.

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/2023

Composite	Inception Date	Year to Date 3/31/2024	1 Year	3 Years	5 Years	10 Years	Since Inception of Composite

Composite (net of fees)	12/1/2010	2.54%	12.44%	2.10%	4.98%	4.46%	5.41%
Universal Index		-0.47%	6.17%	-2.97%	1.44%	2.08%	2.39%
Bond Index		-0.78%	5.53%	-3.31%	1.10%	1.81%	2.04%

Composite returns are presented in U.S. dollars and include the reinvestment of dividends and interest. The Fund’s return will be reduced by management fees. Accounts in the Composite use an all-inclusive fee schedule which includes investment advisory fees, trading expenses, custody fees, and other administrative fees. Composite Net of Fee returns are the Gross of Fee returns reduced by the model investment advisory fee of 0.55%. Actual management fees may vary among clients with the same investment strategy.

The Universal Index represents the union of the Bond Index, the U.S. Corporate High Yield Bond Index, the Investment Grade 144A Index, the Eurodollar Index, the U.S. Emerging Markets Index, and the non-ERISA portion of the CMBS Index. The Universal Index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the Universal Index that includes floating-rate debt is the Emerging Markets Index. Some Universal Index constituents may be eligible for one or more of its contributing subcomponents that are not mutually exclusive.  These securities are not double-counted in the index.

The Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency).

The results of each index assume the reinvestment of dividends or interest paid on the securities constituting the index. It is not possible to invest directly in either index. Unlike the accounts in the Composite (and the Fund), each index does not incur fees or expenses.

The date of this supplement is June 28, 2024.
Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC
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New York, NY 10104
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